SUPPLEMENT TO THE PROSPECTUS

United Cash Management, Inc.

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders held June 22, 1999, shareholders of the Fund approved a proposal to change the investment management fee for the Fund. Effective June 30, 1999, the management fee is at the annual rate of 0.40% of net assets.


To be attached to the cover page of the Prospectus of United Cash Management, Inc. dated November 6, 1998.

This Supplement is dated June 30, 1999.

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